UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2012

JTH HOLDING, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-54660 (Commission file number)	27-3561876 (IRS Employer Identification No.)

1716 Corporate Landing Parkway, Virginia Beach, Virginia (Address of principal executive offices)	23454 (Zip code)

Registrant’s telephone number, including area code (757) 493-8855

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 2 - Financial Information

Item 2.02.      Results of Operations and Financial Condition.

On August 29, 2012, JTH Holding, Inc. (the “Company”) issued a press release regarding its earnings for the first quarter of the fiscal year ending April 30, 2013.  A copy of the release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference.  In addition, on August 29, 2012 at 8:30 a.m. Eastern time, the Company will hold a teleconference for analysts, institutional investors and stockholders to discuss results for the first quarter of the fiscal year ending April 30, 2013.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1         Press release dated August 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2012

JTH HOLDING, INC.

By:	/s/ James J. Wheaton
James J. Wheaton
General Counsel, Vice President of Legal and Governmental Affairs

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release dated August 29, 2012.